       As filed with the Securities and Exchange Commission on March 24, 2000
                           Registration No. 333-95619


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                          TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                    ----------------------------------------

                                 WEBSENSE, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                       51-0380839
-----------------------------                  ---------------------------------
  (State of Incorporation                      (IRS Employer Identification No.)
     or Organization)


                           10240 SORRENTO VALLEY ROAD
                           SAN DIEGO, CALIFORNIA 92121
               (Address of Principal Executive Offices) (Zip Code)

If this form relates to the registration of         If this form relates to the
a class of securities pursuant to Section           registration  of a class of securities
12(b) of the Exchange Act and is effective          pursuant to  Section 12(g) of the
pursuant to General Instruction A.(c),              Exchange Act and is  effective pursuant to
please check the following box. [ ]                 General Instruction  A.(d), please check the
                                                    following box. [X]


Securities Act Registration Statement File Number to which this form
relates:                                                         333-95619
                                                                 ---------
                                                                 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                    Name of Each Exchange on Which
         to be so Registered                    Each Class is to be Registered
         -------------------                    ------------------------------
            Not Applicable                              Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $0.01 per share
--------------------------------------------------------------------------------
                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        See "Description of Capital Stock" in our Registration Statement on Form S-1 (Registration No. 333-95619) filed with the Securities and Exchange Commission (the "Commission") on January 28, 2000 as amended on March 3, 2000 and by any other amendments to such Registration Statement on Form S-1 made prior to the effective date (collectively, the "Registration Statement"), each of which is hereby incorporated herein by reference. The form of Prospectus filed by us pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into the Registration Statement.

ITEM 2.        EXHIBITS.

        The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified, which have been or will be filed with the Commission:

        1. Form of Amended and Restated Certificate of Incorporation to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.2 to the Registration Statement.

        2. Form of Restated Bylaws to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.4 to the Registration Statement.

        3. Form of Certificate for Common Stock, filed as Exhibit 4.1 to the Registration Statement.

        4.     Amended and Restated Registration Rights Agreement, filed as
               Exhibit 10.1 to the Registration Statement.



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                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.

                                            WEBSENSE, INC.



Date: March 24, 2000                        By:  /s/ CARRIE E. CARLANDER
                                               ---------------------------------
                                               Carrie E. Carlander
                                               Corporate Secretary, VP Finance



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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM 8-A

                                      UNDER

                         SECURITIES EXCHANGE ACT OF 1934


                                 WEBSENSE, INC.



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                                  EXHIBIT INDEX

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Commission:

 Exhibit
 Number        Exhibit
 ------        -------

    1. Form of Amended and Restated Certificate of Incorporation to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.2 to the Registration Statement.

    2. Form of Restated Bylaws to become effective simultaneously with the completion of the offering of shares of our Common Stock, filed as Exhibit 3.4 to the Registration Statement.

    3. Form of Certificate for Common Stock, filed as Exhibit 4.1 to the Registration Statement.

    4.         Amended and Restated Registration Rights Agreement, filed as
               Exhibit 10.1 to the Registration Statement.